Exhibit 10.25
OCLARO, INC.
Incentive Stock Option Agreement
Granted Under Amended and Restated 2004 Stock Incentive Plan
1. Grant of Option.
This agreement evidences the grant by Oclaro, Inc., a Delaware corporation (the “Company”), as of the date of grant (the “Grant Date”), to the individual listed on the attached Notice of Grant (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s Amended and Restated 2004 Stock Incentive Plan (the “Plan”), the number of shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at the price per share set forth in the Notice of Grant. Unless earlier terminated, this option shall expire at 5:00 p.m., Pacific time, on the tenth anniversary of the Grant Date (the “Final Exercise Date”).
It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.
2. Vesting Schedule.
(a) This option will become exercisable (“vest”) as to 25% of the original number of Shares on the first anniversary of the Grant Date and as to an additional 2.083% of the original number of Shares at the end of each successive month period following the first anniversary of the Grant Date until the fourth anniversary of the Grant Date.
(b) The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.
3. Exercise of Option.
(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.
(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company, as defined in Section 424(e) or (f) of the Code, and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest (an “Eligible Participant”).

(c) Termination of Relationship with the Company.
(1) If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.
(2) The Plan and this option shall not form any part of any contract for services or contract of employment between the Company or any past or present subsidiary and neither the Plan nor this agreement shall confer any legal or equitable rights (other than those constituting this option) on the Participant against the Company or any past or present subsidiary, directly or indirectly, or give rise to any cause of action in law or in equity against the Company or any past or present subsidiary;
(3) In no circumstances shall the Participant on ceasing to hold the consultancy, office or employment by virtue of which he is or may be eligible to participate in the Plan be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Plan or this option which he might otherwise have enjoyed (including, without limitation, the lapse of this options or part thereof by reason of his ceasing to hold a consultancy position, office or ceasing to be employed by the Company or any past or present subsidiary) whether such compensation is claimed by way of damages for wrongful dismissal or other lawful or unlawful breach of contract or by way of compensation for loss of office or otherwise.
(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.
(e) Discharge for Cause. If the Participant, prior to the Final Exercise Date, is discharged by the Company for Cause, the right to exercise this option shall terminate immediately upon the effective date of such discharge. For the purpose of this “cause” shall mean any (i) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company or (ii) willful misconduct by the Participant which materially and adversely affects the business reputation of the Company. The Participant shall be considered to have been discharged for “cause” if the Company determines in good faith, within 30 days after the Participant’s resignation, that discharge for Cause was warranted.

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4. Tax Matters.
(a) Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any income tax, federal, state or local withholding taxes agreed to be or required by law to be withheld in respect of this option.
(b) Disqualifying Disposition. If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.
5. Nontransferability of Option.
This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.
6. Data Protection.
The Participant agrees to the receipt, holding, and processing of information in connection with the grant, vesting, exercise, taxation and general administration of the Plan and this option by the Company or any subsidiary of the Company and any of their advisers or agents and to the transmission of such information outside of the European Economic Area for this purpose.
7. Provisions of the Plan.
This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

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OCLARO, INC.
Nonstatutory Stock Option Agreement
Granted Under Amended and Restated 2004 Stock Incentive Plan
1. Grant of Option.
This agreement evidences the grant by Oclaro, Inc., a Delaware corporation (the “Company”), as of the date of grant (the “Grant Date”) to the individual listed on the attached Notice of Grant (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s Amended and Restated 2004 Stock Incentive Plan (the “Plan”), the number of shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at the price per share set forth in the Notice of Grant. Unless earlier terminated, this option shall expire at 5:00 p.m., Pacific time, on the tenth anniversary of the Grant Date (the “Final Exercise Date”).
It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.
2. Vesting Schedule.
(a) This option will become exercisable (“vest”) as to 25% of the original number of Shares on the first anniversary of the Grant Date and as to an additional 2.083% of the original number of Shares at the end of each successive month period following the first anniversary of the Grant Date until the fourth anniversary of the Grant Date.
(b) The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.
3. Exercise of Option.
(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

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(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company, as defined in Section 424(e) or (f) of the Code, and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest (an “Eligible Participant”).
(c) Termination of Relationship with the Company.
(1) If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.
(2) The Plan and this option shall not form any part of any contract for services or contract of employment between the Company or any past or present subsidiary and neither the Plan nor this agreement shall confer any legal or equitable rights (other than those constituting this option) on the Participant against the Company or any past or present subsidiary, directly or indirectly, or give rise to any cause of action in law or in equity against the Company or any past or present subsidiary.
(3) In no circumstances shall the Participant on ceasing to hold the consultancy, office or employment by virtue of which he is or may be eligible to participate in the Plan be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Plan or this option which he might otherwise have enjoyed (including, without limitation, the lapse of this options or part thereof by reason of his ceasing to hold a consultancy position, office or ceasing to be employed by the Company or any past or present subsidiary) whether such compensation is claimed by way of damages for wrongful dismissal or other lawful or unlawful breach of contract or by way of compensation for loss of office or otherwise.
(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

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(e) Discharge for Cause. If the Participant, prior to the Final Exercise Date, is discharged by the Company for “cause” (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.
4. Withholding.
No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state, local, cantonal or other withholding taxes required by law to be withheld in respect of this option.
5. Nontransferability of Option.
This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.
6. Provisions of the Plan.
This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

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Oclaro, Inc.
Restricted Stock Unit Agreement
Granted Under the Amended and Restated 2004 Stock Incentive Plan
This RESTRICTED STOCK UNIT AGREEMENT (“Agreement”) is made DATE OF GRANT, between Oclaro, Inc., a Delaware corporation (the “Company”), and NAME OF EMPLOYEE (“Participant”).
For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:
1. Definitions. Capitalized terms used herein but not otherwise defined in Section 12 below shall have the meanings set forth in the Avanex’s 1998 Stock Plan (the “Plan”).
2. Issuance of Shares. In consideration of services rendered by Participant to the Company or an affiliate thereto and subject to (i) consummation of the transactions contemplated in that certain Agreement of Merger among Oclaro, Inc., Rio Acquisition Corp., Xtellus Inc. and Alta Berkeley LLP, dated December 16, 2009 (“the Merger Agreement”) and (ii) the terms and conditions set forth in this Agreement and in the Plan, the Company shall issue to Participant # of RSU shares (the “Shares”) of common stock, $0.01 par value, of the Company (“Common Stock”). The Company shall issue the Shares as of the date of consummation of the transactions contemplated in the Merger Agreement (such date, the “Grant Date”). Participant acknowledges and agrees that the Shares shall be subject to the forfeiture provisions set forth in Section 3 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.
3. Vesting.
(a) If (i) Participant remains continuously employed with the Company or an affiliate thereto through the last day of the fiscal quarter of the Company after the first anniversary of the Grant Date (the “Vesting Date”) and (ii) the
(b) .
(c) If Participant ceases to be continuously employed by the Company or an affiliate thereto prior to the Vesting Date for any reason (including, without limitation, by reason of the Company’s (or applicable affiliate’s) termination of Participant’s employment with our without Cause), all of the Shares shall automatically be forfeited to the Company as of Participant’s termination date.
(d) Notwithstanding anything to the contrary herein, if (i) a Change in Control occurs after the Grant Date and prior to the Vesting Date and (ii) after the Change in Control and prior to the Vesting Date, (A) the Company (or an affiliate thereto) terminates Participant’s employment for any reason other than by reason of a termination for Cause or (B) Participant terminates his or her employment with the Company (or applicable affiliate) for Good Reason, then all of the Shares shall vest as of Participant’s termination date. For purposes of this Section 3(d), the term “Company” shall include any successor thereto in connection with a Change in Control.

4. Restrictions on Transfer.
(a) Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Shares, or any interest therein, until such Shares have vested.
(b) The Company shall not be required (i) to transfer on its books any of the Shares which have been transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such Shares or to pay dividends to any transferee to whom such Shares have been transferred in violation of any of the provisions of this Agreement.
5. Escrow. Participant shall, upon the execution of this Agreement, execute Joint Escrow Instructions in the form attached to this Agreement as Exhibit A. The Joint Escrow Instructions shall be delivered to the Corporate Secretary of the Company, as escrow agent thereunder. Participant shall deliver to such escrow agent a stock assignment duly endorsed in blank, in the form attached to this Agreement as Exhibit B, and hereby instructs the Company to deliver to such escrow agent, on behalf of Participant, the certificate(s) evidencing the Shares issued hereunder. Such materials shall be held by such escrow agent pursuant to the terms of such Joint Escrow Instructions.
6. Restrictive Legends. All Shares subject to this Agreement shall be subject to the following restriction, in addition to any other restrictions that may be required under federal or state securities laws:
“The shares of stock represented by this certificate are subject to forfeiture provisions and restrictions on transfer set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”
7. Provisions of the Plan. This Agreement is subject to the provisions of the Plan, a copy of which is furnished to Participant with this Agreement.
8. Withholding Taxes; No Section 83(b) Election. Regardless of any action the Company or Participant’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, or other Tax-Related withholding (“Tax-Related Items”), Participant acknowledges that the ultimate liability for all Tax-Related items legally due by Participant is and remains Participant’s responsibility and that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant, including the grant or vesting, the subsequent sale of Shares and the receipt of any dividends; and (ii) do not commit to structure the terms of the grant or any aspect of the Shares to reduce or eliminate Participant’s liability for Tax-Related Items or to achieve any particular tax result. Further, if Participant becomes subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Participant shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the Company and/or the Employer, if any. In this regard, Participant authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by Participant from Participant’s compensation paid to Participant by the Company and/or the Employer or from proceeds of the sale of Shares. Alternatively, or in addition, if permissible under local law, the Company may (i) sell or arrange for the sale of Shares that Participant acquires to meet the withholding obligation for Tax-Related Items and/or (ii) withhold Shares to satisfy the withholding obligation for Tax-Related Items, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum withholding amount. Finally, Participant shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of Participant’s participation in the Plan or Participant’s purchase of Shares that cannot be satisfied by the means previously described.
Participant has reviewed with Participant’s own tax advisors the federal, state, local and other tax consequences of this investment and the transactions contemplated by this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.
PARTICIPANT AGREES NOT TO FILE AN ELECTION UNDER SECTION 83(B) OF THE CODE WITH RESPECT TO THE ISSUANCE OF THE SHARES.
9. Nature of Grant. In accepting the grant, Participant acknowledges that:
(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement;
(b) the grant of the Shares is voluntary and occasional and does not create any contractual or other right to receive future grants of Shares, or benefits in lieu of Shares, even if Shares have been granted repeatedly in the past;
(c) all decisions with respect to future grants, if any, will be at the sole discretion of the Company;
(d) Participant’s participation in the Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate Participant’s employment relationship at any time with or without cause;
(e) Participant is voluntarily participating in the Plan;
(f) the Shares are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of Participant’s employment contract, if any;

(g) the Shares are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits or similar payments;
(h) in the event that Participant is not an employee of the Company, the Shares grant will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the Shares grant will not be interpreted to form an employment contract with the Employer or any subsidiary or affiliate of the Company;
(i) the future value of the underlying Shares is unknown and cannot be predicted with certainty;
(j) the value of the Shares may increase or decrease in value;
(k) in consideration of the grant of the Shares, no claim or entitlement to compensation or damages shall arise from termination or diminution in value of the Shares resulting from termination of Participant’s employment with the Company or the Employer (for any reason whatsoever) and Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, not withstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Participant shall be deemed irrevocably to have waived Participant’s entitlement to pursue such claim; and
(l) in the event of termination of Participant’s employment prior to the Vesting Date, for purposes of Section 3 hereof Participant’s termination date shall be deemed to occur on the date that Participant is no longer actively employed and shall not be extended by any notice period mandated under the local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law).
10. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this document by and among, as applicable, the Employer, the Company and its subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.
Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that Participant may, at any time, view the Data, request additional information about the storage processing of the Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative. Participant understands, however, that refusing or withdrawing Participant’s consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that Participant may contact Participant’s local human resources representative.
11. Miscellaneous.
(a) No Rights to Employment. Participant acknowledges and agrees that the vesting of the Shares pursuant to Section 3 hereof is earned only by satisfaction of the vesting conditions and continuing service as an employee at the will of the Company (not through the act of being hired or being granted the Shares hereunder). Participant further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee for the vesting period, for any period, or at all.
(b) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.
(c) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board.
(d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.
(e) Notice. Each notice relating to this Agreement shall be in writing and delivered in person or by first class mail, postage prepaid, to the address as hereinafter provided. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its office at 2584 Junction Avenue, San Jose, CA 95134 (Attention: Corporate Secretary). Each notice to Participant shall be addressed to Participant at Participant’s last known address.
(f) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(g) Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties, and supersede all prior agreements and understandings, relating to the subject matter of this Agreement.
(h) Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and Participant.
(i) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws. The parties to this Agreement agree that any suit, action or proceeding arising out of, or with respect to, this Agreement or any judgment entered by any court in respect thereof may be brought only in the courts located in Santa Clara County, in the State of California or the federal district courts located within Santa Clara County, State of California, and the parties to this Agreement accept the exclusive jurisdiction of those courts for the purpose of any suit, action or proceeding.
(j) Interpretation. The interpretation and construction of any terms or conditions of the Plan, or of this Agreement or other matters related to the Plan by the Compensation Committee of the Board shall be final and conclusive.
(k) Participant’s Acknowledgments. Participant acknowledges that he or she: (i) has read this Agreement; (ii) has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of Participant’s own choice or has voluntarily declined to seek such counsel; (iii) understands the terms and consequences of this Agreement; and (iv) is fully aware of the legal and binding effect of this Agreement.
(l) Delivery of Certificates. Subject to Section 4 hereof, Participant may request that the Company deliver the Shares in certificated form with respect to any Shares that have ceased to be subject to forfeiture pursuant to Section 3.
(m) No Deferral. Notwithstanding anything herein to the contrary, neither the Company nor Participant may defer the delivery of the Shares.
(n) Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Shares and participation in the Plan or future Shares that may be granted under the Plan by electronic means or to request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
(o) Section 409A. The Shares are intended to be exempt from Section 409A of the Code pursuant to Treasury Regulation section 1.409A-1(b)(6) and this Agreement shall be interpreted consistent with this intent.

12. Definitions. For purposes of this Agreement, the following terms shall have the respective meanings set forth below:
(a) “Cause” means: (i) Participant’s continued failure to substantially perform his or her reasonable assigned duties as an employee of the Company; or (ii) Participant’s engagement in illegal conduct or gross misconduct.
(b) “Change in Control” means an event or occurrence set forth in any one or more of subsections (i) through (iv) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection):
(i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (any such individual, entity or group, a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) fifty percent (50%) or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (a) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (b) any acquisition by the Company, (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (c) any acquisition by any corporation pursuant to a transaction which complies with clauses (a) and (b) of subsection 12(b)(iii) below; or
(ii) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (a) who was a member of the Board on the date of the execution of this Agreement or (b) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (b) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

(iii) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (a) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; and (b) no Person (excluding any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, thirty percent (30%) or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or
(iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
(c) “Change in Control Date” means the date upon on which a Change in Control occurs. Notwithstanding anything to the contrary herein, if (i) a Change in Control occurs, (ii) Participant’s employment with the Company is terminated prior to the date on which the Change in Control occurs, and (iii) it is reasonably demonstrated by Participant that such termination of employment (A) was at the request of a third party who has taken steps reasonably calculated to effect a Change in Control or (B) otherwise arose in connection with or in anticipation of a Change in Control, then for all purposes of this Agreement the “Change in Control Date” shall mean the date immediately prior to the date of such termination of employment.
(d) “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, that are applicable to the circumstances of the date of determination, consistently applied.
(e) “Good Reason” means the occurrence, without Participant’s written consent, of any of the events or circumstances set forth in clauses (i) through (iv) below:
(i) a material diminution in Participant’s authority, duties or responsibilities as in effect immediately prior to the earliest to occur of (a) the Change in Control Date, (b) the date of the execution by the Company of the definitive written agreement or instrument providing for the Change in Control or (c) the date of the adoption by the Board of a resolution providing for a Change in Control (with the earliest to occur of such dates referred to herein as the “Measurement Date”);

(ii) a material diminution in Participant’s base compensation as in effect on the Measurement Date or as the same may be increased from time to time thereafter;
(iii) a change by the Company in the location at which Participant performs Participant’s principal duties for the Company to a new location that is both (a) outside a radius of 35 miles from Participant’s principal residence immediately prior to the Measurement Date and (b) more than 20 miles further from the location at which Participant performed Participant’s principal duties for the Company immediately prior to the Measurement Date; or
(iv) any other action or inaction that constitutes a material breach by the Company of this Agreement.
(f) “Net Product Revenues” means the portion of the gross revenues recognized by Oclaro, Inc. (“Parent”) (on a consolidated basis and in accordance with GAAP and Parent’s revenue recognition policies in effect from time to time that are consistent with GAAP) during period from January 3, 2010 through January 1, 2011 that are attributable to the sale or license of the Specified Company Products (provided, that the calculation of any such revenues attributable to Specified Company Products, on the one hand, and any other product or products of the Parent or any of its Affiliates, on the other hand, shall be appropriately apportioned by Parent between such Specified Company Products, on the one hand, and such other product or products, on the other hand, and only that portion attributable to the Specified Company Products shall be included for purposes of the Net Product Revenues), less applicable discounts, freight, insurance and other shipping costs, an allowance for product returns (established in accordance with GAAP) and an allowance for doubtful accounts (established in accordance with GAAP).
(g) “Specified Company Products” means (i) the Company’s products described on Annex II to Exhibit A of the Merger Agreement, including any derivatives or enhancements thereof; and (ii) Parent’s 2x1 100 Ghs WSS product if (and only if) (and only with respect to sales occurring after): (a) the labor hours required to manufacture such product become less than or equal to the number of labor hours currently required to manufacture the Company’s 2x1 product, as reasonably determined by Parent; and (b) such product is of a quality equal to or better than the Company’s current 2x1 product, as reasonably determined by Parent.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

OCLARO, INC.

HOLDER:

Employee’s Name

Address:

EXHIBIT A
Oclaro, Inc.
Joint Escrow Instructions
                     ___, 2009
Corporate Secretary
Oclaro, Inc.
2584 Junction Avenue
San Jose, CA 95134
As Escrow Agent for Oclaro, Inc., a Delaware corporation, and its successors in interest under the Restricted Stock Agreement (the “Agreement”) of even date herewith, to which a copy of these Joint Escrow Instructions is attached (the “Company”), and the undersigned person (“Holder”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Agreement in accordance with the following instructions:
1. Appointment. Holder irrevocably authorizes the Company to deposit with you any certificates evidencing Shares (as defined in the Agreement) to be held by you hereunder and any additions and substitutions to said Shares. For purposes of these Joint Escrow Instructions, “Shares” shall be deemed to include any additional or substitute property. Holder does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated. Subject to the provisions of this Section 1 and the terms of the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Company while the Shares are held by you.
2. Forfeiture of Shares. Upon any forfeiture of Shares to the Company pursuant to the terms of the Agreement, you are directed (i) to date the stock assignment form or forms necessary for the transfer of the Shares, (ii) to fill in on such form or forms the number of Shares being transferred, and (iii) to deliver same, together with the certificate or certificates evidencing the Shares to be transferred, to the Company.
3. Sale of Shares upon Vesting. Upon vesting of any Shares pursuant to the terms of the Agreement, you are directed (i) to date the stock assignment form or forms necessary for the transfer of such number of vested Shares as may be required to be sold to satisfy the Company’s minimum statutory withholding obligations as further described in Section 8 of the Agreement, (ii) to fill in on such form or forms the number of Shares being sold, and (iii) to deliver same, together with the certificate or certificates evidencing the Shares to be sold, to the Company.

4. Withdrawal. The Holder shall have the right to withdraw from this escrow any Shares which have vested pursuant to the terms of the Agreement.
5. Duties of Escrow Agent.
(a) Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.
(b) You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Holder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.
(c) You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or entity, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. If you are uncertain of any actions to be taken or instructions to be followed, you may refuse to act in the absence of an order, judgment or decrees of a court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person or entity, by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
(d) You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.
(e) You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.
(f) Your rights and responsibilities as Escrow Agent hereunder shall terminate if (i) you cease to be Corporate Secretary of the Company or (ii) you resign by written notice to each party. In the event of a termination under clause (i), your successor as Corporate Secretary shall become Escrow Agent hereunder; in the event of a termination under clause (ii), the Company shall appoint a successor Escrow Agent hereunder.
(g) If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

(h) It is understood and agreed that if you believe a dispute has arisen with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.
(i) These Joint Escrow Instructions set forth your sole duties with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into these Joint Escrow Instructions against you.
(j) The Company shall indemnify you and hold you harmless against any and all damages, losses, liabilities, costs, and expenses, including attorneys’ fees and disbursements, (including without limitation the fees of counsel retained pursuant to Section 5(e) above, for anything done or omitted to be done by you as Escrow Agent in connection with this Agreement or the performance of your duties hereunder, except such as shall result from your gross negligence or willful misconduct.
6. Notice. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	Notices to the Company shall be sent to the address set forth in the salutation hereto, Attn: Corporate Secretary.

HOLDER:	Notices to Holder shall be sent to the address set forth below Holder’s signature below.

ESCROW AGENT:	Notices to the Escrow Agent shall be sent to the address set forth in the salutation hereto.

7. Miscellaneous.
(a) By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions, and you do not become a party to the Agreement.
(b) This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,

OCLARO, INC.

HOLDER:

Employee’s Name

Address:

Date Signed:
ESCROW AGENT:

EXHIBIT B
(STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE)
FOR VALUE RECEIVED, I hereby sell, assign and transfer unto                      (                    ) shares of Common Stock, $0.01 par value per share, of Oclaro, Inc. (the “Corporation”) standing in my name on the books of the Corporation represented by Certificate(s) Number                      herewith, and do hereby irrevocably constitute and appoint                      attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:

IN PRESENCE OF
Employee’s Name

NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration, enlargement, or any change whatever and must be guaranteed by a commercial bank, trust company or member firm of the Stock Exchange.

Oclaro, Inc.
Restricted Stock Award Agreement
Granted Under the Amended and Restated 2004 Stock Incentive Plan
This RESTRICTED STOCK AWARD AGREEMENT (“Agreement”) is made DATE OF GRANT, between Oclaro, Inc., a Delaware corporation (the “Company”), and NAME OF EMPLOYEE (“Participant”).
For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:
1. Definitions. Capitalized terms used herein but not otherwise defined in Section 12 below shall have the meanings set forth in the Amended and Restated 2004 Stock Incentive Plan (the “Plan”).
2. Issuance of Shares. In consideration of services rendered to the Company by the Participant, the Company shall issue to the Participant, subject to the terms and conditions set forth in this Agreement and in the Company’s Amended and Restated 2004 Stock Incentive Plan (the “Plan”), # of RSA shares (the “Shares”) of common stock, $0.01 par value, of the Company (“Common Stock”). The Participant agrees that the Shares shall be subject to the forfeiture provisions set forth in Section 3 of this Agreement and the restrictions on transfer set forth in Section 5 of this Agreement.
3. Vesting
(a) Shares will be considered vested, if, (i) Participant remains continuously employed with the Company or an affiliate thereto, and (ii) Audit Committee certifies that performance has been met. 50% of the shares (upon certification 30% immediately and 70% in 12 months) will vest upon the company reaching 35% gross margin for the December 2011 quarter as certified by the audit committee.
(b) If Section 3(a)(i) and Section 3(a)(ii) have been met the employee will vest in 50% of the grant total (30% of the 50% immediately, and the remaining 70% of the 50% in 12 months) if the company reaches 35% gross margin for the December 2011 quarter as certified by the audit committee
(c) If Section 3(a)(i) and Section 3(a)(ii) have been met the employee will vest in 100% of the grant total (30% immediately, and the remaining 70% in 12 months) if the company reaches 36% gross margin for the December 2011 quarter as certified by the audit committee.
(d) If Participant ceases to be continuously employed by the Company or an affiliate thereto prior to the Vesting Date for any reason (including, without limitation, by reason of the Company’s (or applicable affiliate’s) termination of Participant’s employment with or without Cause), all of the Shares shall automatically be forfeited to the Company as of Participant’s termination date.

(e) Notwithstanding anything to the contrary herein, if (i) a Change in Control occurs after the Grant Date and prior to the Vesting Date and (ii) after the Change in Control and prior to the Vesting Date, (A) the Company (or an affiliate thereto) terminates Participant’s employment for any reason other than by reason of a termination for Cause or (B) Participant terminates his or her employment with the Company (or applicable affiliate) for Good Reason, then all of the Shares shall vest as of Participant’s termination date. For purposes of this Section 3(d), the term “Company” shall include any successor thereto in connection with a Change of Control.
4. Automatic Sale Upon Vesting.
(a) Upon any vesting of Shares pursuant to Section 2 hereof, the Company shall sell, or arrange for the sale of, or withhold, such number of Shares no longer subject to forfeiture under Section 2 as is sufficient to satisfy the Company’s minimum statutory withholding obligations with respect to the income recognized by the Participant upon the lapse of the forfeiture provisions (based on minimum statutory withholding rates for all tax purposes that are applicable to such income).
(b) The Participant hereby appoints the General Counsel or other designated individuals of the Company as his/her attorney in fact to sell the Participant’s Shares in accordance with Section 3. The Participant agrees to execute and deliver such documents, instruments and certificates as may reasonably be required in connection with the sale or withholding of the Shares pursuant to this Section 3
(c) The Participant represents to the Company, that as of the date hereof, he/she is not aware of any material non-public information about the Company or the Common Stock. The Participant and the Company have structured this Agreement to constitute a “binding contract” relating to the sale of Common Stock pursuant to this Section 3, consistent with the affirmative defense liability under Section 10(b) of the Securities Exchange Act of 1934 under Rule 10b5-1(c) promulgated under such Act.
5. Restrictions on Transfer.
(a) Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Shares, or any interest therein, until such Shares have vested.
(b) The Company shall not be required (i) to transfer on its books any of the Shares which have been transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such Shares or to pay dividends to any transferee to whom such Shares have been transferred in violation of any of the provisions of this Agreement.
6. Escrow. Participant shall, upon the execution of this Agreement, execute Joint Escrow Instructions in the form attached to this Agreement as Exhibit A. The Joint Escrow Instructions shall be delivered to the Corporate Secretary of the Company, as escrow agent thereunder. Participant shall deliver to such escrow agent a stock assignment duly endorsed in blank, in the form attached to this Agreement as Exhibit B, and hereby instructs the Company to deliver to such escrow agent, on behalf of Participant, the certificate(s) evidencing the Shares issued hereunder. Such materials shall be held by such escrow agent pursuant to the terms of such Joint Escrow Instructions.

7. Restrictive Legends. All Shares subject to this Agreement shall be subject to the following restriction, in addition to any other restrictions that may be required under federal or state securities laws:
“The shares of stock represented by this certificate are subject to forfeiture provisions and restrictions on transfer set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”
8. Provisions of the Plan. This Agreement is subject to the provisions of the Plan, a copy of which is furnished to Participant with this Agreement.
9. Withholding Taxes; No Section 83(b) Election. Regardless of any action the Company or Participant’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, or other Tax-Related withholding (“Tax-Related Items”), Participant acknowledges that the ultimate liability for all Tax-Related items legally due by Participant is and remains Participant’s responsibility and that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant, including the grant or vesting, the subsequent sale of Shares and the receipt of any dividends; and (ii) do not commit to structure the terms of the grant or any aspect of the Shares to reduce or eliminate Participant’s liability for Tax-Related Items or to achieve any particular tax result. Further, if Participant becomes subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Employer may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Participant shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the Company and/or the Employer, if any. In this regard, Participant authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by Participant from Participant’s compensation paid to Participant by the Company and/or the Employer or from proceeds of the sale of Shares. Alternatively, or in addition, if permissible under local law, the Company may (i) sell or arrange for the sale of Shares that Participant acquires to meet the withholding obligation for Tax-Related Items and/or (ii) withhold Shares to satisfy the withholding obligation for Tax-Related Items, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum withholding amount. Finally, Participant shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of Participant’s participation in the Plan or Participant’s purchase of Shares that cannot be satisfied by the means previously described.

Participant has reviewed with Participant’s own tax advisors the federal, state, local and other tax consequences of this investment and the transactions contemplated by this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.
PARTICIPANT AGREES NOT TO FILE AN ELECTION UNDER SECTION 83(B) OF THE CODE WITH RESPECT TO THE ISSUANCE OF THE SHARES.
10. Nature of Grant. In accepting the grant, Participant acknowledges that:
(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement;
(b) the grant of the Shares is voluntary and occasional and does not create any contractual or other right to receive future grants of Shares, or benefits in lieu of Shares, even if Shares have been granted repeatedly in the past;
(c) all decisions with respect to future grants, if any, will be at the sole discretion of the Company;
(d) Participant’s participation in the Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate Participant’s employment relationship at any time with or without cause;
(e) Participant is voluntarily participating in the Plan;
(f) the Shares are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of Participant’s employment contract, if any;
(g) the Shares are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits or similar payments;
(h) in the event that Participant is not an employee of the Company, the Shares grant will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the Shares grant will not be interpreted to form an employment contract with the Employer or any subsidiary or affiliate of the Company;
(i) the future value of the underlying Shares is unknown and cannot be predicted with certainty;
(j) the value of the Shares may increase or decrease in value;

(k) in consideration of the grant of the Shares, no claim or entitlement to compensation or damages shall arise from termination or diminution in value of the Shares resulting from termination of Participant’s employment with the Company or the Employer (for any reason whatsoever) and Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, not withstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Participant shall be deemed irrevocably to have waived Participant’s entitlement to pursue such claim; and
(l) in the event of termination of Participant’s employment prior to the Vesting Date, for purposes of Section 3 hereof Participant’s termination date shall be deemed to occur on the date that Participant is no longer actively employed and shall not be extended by any notice period mandated under the local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law).
11. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this document by and among, as applicable, the Employer, the Company and its subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.
Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).
Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that Participant may, at any time, view the Data, request additional information about the storage processing of the Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative. Participant understands, however, that refusing or withdrawing Participant’s consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that Participant may contact Participant’s local human resources representative.

12. Miscellaneous.
(a) No Rights to Employment. Participant acknowledges and agrees that the vesting of the Shares pursuant to Section 3 hereof is earned only by satisfaction of the vesting conditions and continuing service as an employee at the will of the Company (not through the act of being hired or being granted the Shares hereunder). Participant further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee for the vesting period, for any period, or at all.
(b) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.
(c) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board.
(d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.
(e) Notice. Each notice relating to this Agreement shall be in writing and delivered in person or by first class mail, postage prepaid, to the address as hereinafter provided. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its office at 2584 Junction Avenue, San Jose, CA 95134 (Attention: Corporate Secretary). Each notice to Participant shall be addressed to Participant at Participant’s last known address.
(f) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.
(g) Entire Agreement. This Agreement and the Plan constitute the entire agreement between the parties, and supersede all prior agreements and understandings, relating to the subject matter of this Agreement.
(h) Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and Participant.
(i) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws. The parties to this Agreement agree that any suit, action or proceeding arising out of, or with respect to, this Agreement or any judgment entered by any court in respect thereof may be brought only in the courts located in Santa Clara County, in the State of California or the federal district courts located within Santa Clara County, State of California, and the parties to this Agreement accept the exclusive jurisdiction of those courts for the purpose of any suit, action or proceeding.

(j) Interpretation. The interpretation and construction of any terms or conditions of the Plan, or of this Agreement or other matters related to the Plan by the Compensation Committee of the Board shall be final and conclusive.
(k) Participant’s Acknowledgments. Participant acknowledges that he or she: (i) has read this Agreement; (ii) has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of Participant’s own choice or has voluntarily declined to seek such counsel; (iii) understands the terms and consequences of this Agreement; and (iv) is fully aware of the legal and binding effect of this Agreement.
(l) Delivery of Certificates. Subject to Section 4 hereof, Participant may request that the Company deliver the Shares in certificated form with respect to any Shares that have ceased to be subject to forfeiture pursuant to Section 3.
(m) No Deferral. Notwithstanding anything herein to the contrary, neither the Company nor Participant may defer the delivery of the Shares.
(n) Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Shares and participation in the Plan or future Shares that may be granted under the Plan by electronic means or to request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
(o) Section 409A. The Shares are intended to be exempt from Section 409A of the Code pursuant to Treasury Regulation section 1.409A-1(b)(6) and this Agreement shall be interpreted consistent with this intent.
13. Definitions. For purposes of this Agreement, the following terms shall have the respective meanings set forth below:
(a) “Cause” means: (i) Participant’s continued failure to substantially perform his or her reasonable assigned duties as an employee of the Company; or (ii) Participant’s engagement in illegal conduct or gross misconduct.

(b) “Change in Control” means an event or occurrence set forth in any one or more of subsections (i) through (iv) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection):
(i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (any such individual, entity or group, a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) fifty percent (50%) or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (a) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (b) any acquisition by the Company, (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (c) any acquisition by any corporation pursuant to a transaction which complies with clauses (a) and (b) of subsection 12(b)(iii) below; or
(ii) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (a) who was a member of the Board on the date of the execution of this Agreement or (b) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (b) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or
(iii) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (a) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; and (b) no Person (excluding any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, thirty percent (30%) or more of the then outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or
(iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(c) “Change in Control Date” means the date upon on which a Change in Control occurs. Notwithstanding anything to the contrary herein, if (i) a Change in Control occurs, (ii) Participant’s employment with the Company is terminated prior to the date on which the Change in Control occurs, and (iii) it is reasonably demonstrated by Participant that such termination of employment (A) was at the request of a third party who has taken steps reasonably calculated to effect a Change in Control or (B) otherwise arose in connection with or in anticipation of a Change in Control, then for all purposes of this Agreement the “Change in Control Date” shall mean the date immediately prior to the date of such termination of employment.
(d) “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, that are applicable to the circumstances of the date of determination, consistently applied.
(e) “Good Reason” means the occurrence, without Participant’s written consent, of any of the events or circumstances set forth in clauses (i) through (iv) below:
(i) a material diminution in Participant’s authority, duties or responsibilities as in effect immediately prior to the earliest to occur of (a) the Change in Control Date, (b) the date of the execution by the Company of the definitive written agreement or instrument providing for the Change in Control or (c) the date of the adoption by the Board of a resolution providing for a Change in Control (with the earliest to occur of such dates referred to herein as the “Measurement Date”);
(ii) a material diminution in Participant’s base compensation as in effect on the Measurement Date or as the same may be increased from time to time thereafter;
(iii) a change by the Company in the location at which Participant performs Participant’s principal duties for the Company to a new location that is both (a) outside a radius of 35 miles from Participant’s principal residence immediately prior to the Measurement Date and (b) more than 20 miles further from the location at which Participant performed Participant’s principal duties for the Company immediately prior to the Measurement Date; or
(iv) any other action or inaction that constitutes a material breach by the Company of this Agreement.

(f) “Net Product Revenues” means the portion of the gross revenues recognized by Oclaro, Inc. (“Parent”) (on a consolidated basis and in accordance with GAAP and Parent’s revenue recognition policies in effect from time to time that are consistent with GAAP) during period from January 3, 2010 through January 1, 2011 that are attributable to the sale or license of the Specified Company Products (provided, that the calculation of any such revenues attributable to Specified Company Products, on the one hand, and any other product or products of the Parent or any of its Affiliates, on the other hand, shall be appropriately apportioned by Parent between such Specified Company Products, on the one hand, and such other product or products, on the other hand, and only that portion attributable to the Specified Company Products shall be included for purposes of the Net Product Revenues), less applicable discounts, freight, insurance and other shipping costs, an allowance for product returns (established in accordance with GAAP) and an allowance for doubtful accounts (established in accordance with GAAP).
(g) “Specified Company Products” means (i) the Company’s products described on Annex II to Exhibit A of the Merger Agreement, including any derivatives or enhancements thereof; and (ii) Parent’s 2x1 100 Ghs WSS product if (and only if) (and only with respect to sales occurring after): (a) the labor hours required to manufacture such product become less than or equal to the number of labor hours currently required to manufacture the Company’s 2x1 product, as reasonably determined by Parent; and (b) such product is of a quality equal to or better than the Company’s current 2x1 product, as reasonably determined by Parent.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

OCLARO, INC.

HOLDER:

Employee’s Name

Address:

EXHIBIT A
Oclaro, Inc.
Joint Escrow Instructions
                     _____, 2009
Corporate Secretary
Oclaro, Inc.
2584 Junction Avenue
San Jose, CA 95134
As Escrow Agent for Oclaro, Inc., a Delaware corporation, and its successors in interest under the Restricted Stock Agreement (the “Agreement”) of even date herewith, to which a copy of these Joint Escrow Instructions is attached (the “Company”), and the undersigned person (“Holder”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the Agreement in accordance with the following instructions:
1. Appointment. Holder irrevocably authorizes the Company to deposit with you any certificates evidencing Shares (as defined in the Agreement) to be held by you hereunder and any additions and substitutions to said Shares. For purposes of these Joint Escrow Instructions, “Shares” shall be deemed to include any additional or substitute property. Holder does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated. Subject to the provisions of this Section 1 and the terms of the Agreement, Holder shall exercise all rights and privileges of a stockholder of the Company while the Shares are held by you.
2. Forfeiture of Shares. Upon any forfeiture of Shares to the Company pursuant to the terms of the Agreement, you are directed (i) to date the stock assignment form or forms necessary for the transfer of the Shares, (ii) to fill in on such form or forms the number of Shares being transferred, and (iii) to deliver same, together with the certificate or certificates evidencing the Shares to be transferred, to the Company.
3. Sale of Shares upon Vesting. Upon vesting of any Shares pursuant to the terms of the Agreement, you are directed (i) to date the stock assignment form or forms necessary for the transfer of such number of vested Shares as may be required to be sold to satisfy the Company’s minimum statutory withholding obligations as further described in Section 8 of the Agreement, (ii) to fill in on such form or forms the number of Shares being sold, and (iii) to deliver same, together with the certificate or certificates evidencing the Shares to be sold, to the Company.

4. Withdrawal. The Holder shall have the right to withdraw from this escrow any Shares which have vested pursuant to the terms of the Agreement.
5. Duties of Escrow Agent.
(a) Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.
(b) You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Holder while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.
(c) You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or entity, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. If you are uncertain of any actions to be taken or instructions to be followed, you may refuse to act in the absence of an order, judgment or decrees of a court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person or entity, by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
(d) You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.
(e) You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.
(f) Your rights and responsibilities as Escrow Agent hereunder shall terminate if (i) you cease to be Corporate Secretary of the Company or (ii) you resign by written notice to each party. In the event of a termination under clause (i), your successor as Corporate Secretary shall become Escrow Agent hereunder; in the event of a termination under clause (ii), the Company shall appoint a successor Escrow Agent hereunder.

(g) If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.
(h) It is understood and agreed that if you believe a dispute has arisen with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.
(i) These Joint Escrow Instructions set forth your sole duties with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into these Joint Escrow Instructions against you.
(j) The Company shall indemnify you and hold you harmless against any and all damages, losses, liabilities, costs, and expenses, including attorneys’ fees and disbursements, (including without limitation the fees of counsel retained pursuant to Section 5(e) above, for anything done or omitted to be done by you as Escrow Agent in connection with this Agreement or the performance of your duties hereunder, except such as shall result from your gross negligence or willful misconduct.
6. Notice. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

COMPANY:	Notices to the Company shall be sent to the address set forth in the salutation hereto, Attn: Corporate Secretary.

HOLDER:	Notices to Holder shall be sent to the address set forth below Holder’s signature below.

ESCROW AGENT:	Notices to the Escrow Agent shall be sent to the address set forth in the salutation hereto.

7. Miscellaneous.
(a) By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions, and you do not become a party to the Agreement.
(b) This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,

OCLARO, INC.

HOLDER:

Employee’s Name

Address:

Date Signed:
ESCROW AGENT:

EXHIBIT B
(STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE)
FOR VALUE RECEIVED, I hereby sell, assign and transfer unto                      (                    ) shares of Common Stock, $0.01 par value per share, of Oclaro, Inc. (the “Corporation”) standing in my name on the books of the Corporation represented by Certificate(s) Number                      herewith, and do hereby irrevocably constitute and appoint                      attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:

IN PRESENCE OF
Employee’s Name

NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration, enlargement, or any change whatever and must be guaranteed by a commercial bank, trust company or member firm of the Stock Exchange.